Exhibit 10.7

AMENDMENT AND WAIVER AGREEMENT

THIS AMENDMENT AND WAIVER AGREEMENT (this “Amendment Agreement”), dated as of May 24, 2013 (“Effective Date”) is entered into by and between RiceBran Technologies, a California corporation (the “Company”) and the holder identified on the signature page hereof (the “Holder”). Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Debentures (as defined below).

WHEREAS, reference is made to that certain Original Issue Discount Senior Secured Convertible Debenture, due January 1, 2014, with an aggregate of $1,009,200 in principal amount issued by the Company to the Holder (the “Exchange Debenture”) and that certain Original Issue Discount Senior Secured Convertible Debenture, due January 1, 2014, with an aggregate of $290,000 in principal amount issued by the Company to the Holder (“New Debenture”, and together with the Exchange Debenture, the “Debentures”);

WHEREAS, further reference is made to that certain Senior Secured Revolving Credit Facility Agreement of even date herewith among the Company, TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands (“TCA”), the Company and certain of the Company’s subsidiaries (“Credit Agreement”), and in the form attached hereto as Exhibit B.

WHEREAS, further reference is made to that certain Amended and Restated Note and Warrant Purchase Agreement, of even date herewith, by and between the Company and each of the investors listed on Schedule I thereto (“Purchase Agreement”), and in the form attached hereto as Exhibit C.

WHEREAS, immediately prior to the consummation of the transaction contemplated hereby, the outstanding principal amount on the Exchange Debenture is $601,527.27 and the outstanding principal amount on the New Debenture is $193,333.33.

WHEREAS, the parties wish to amend and waive certain terms of the Debentures, subject to the terms and conditions of this Amendment Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.         Waiver of Covenants under the Transaction Documents.  Solely for the purpose of (i) enabling the Company to issue promissory notes and incur debt pursuant to the terms of the Credit Agreement and the Purchase Agreement, (ii) enabling the Company and the Company’s subsidiaries to grant security interests in their assets as contemplated by the Credit Agreement, the Purchase Agreement and the security agreements attached thereto, and (iii) enabling certain parties, including the Holder and the Company, to enter into that certain Restated Subordination Agreement, in the form attached hereto as Exhibit D (the “Restated Subordination Agreement”), the Holder hereby waives those provisions of the Transaction Documents (as defined in the Securities Exchange Agreement) that would conflict with the foregoing.

2.         Amendments to Exchange Debenture.

a.       Amendment to Monthly Redemption Date.  On the Effective Date, the Company and the Holder hereby agree to amend the date of commencement of the Monthly Redemptions.  As such, the definition of “Monthly Redemption Date” in the Exchange Debentures shall be amended and restated in its entirety to read as follows:

“’Monthly Redemption Date’ means the first day of each month, commencing on July 1, 2013, and terminating upon the full redemption of this Debenture.”

b.      Amendment to Monthly Redemption Amount.  On the Effective Date, the Company and the Holder hereby agree to amend the monthly principal amount of the Debentures to be redeemed by the Company.  As such, the definition of “Monthly Redemption Amount” in the Exchange Debenture shall be amended and restated in its entirety to read as follows:

“’Monthly Redemption Amount’ means, as to a Monthly Redemption, $32,476.77, plus liquidated damages, interest and any other amounts then owing to the Holder in respect of this Debenture.”

3.          Prepayment of Debenture.  Subject to the terms and conditions of this Amendment Agreement, the Company hereby agrees to pay, and Holder agrees to accept payment of, a total of $300,000 as a prepayment of the principal amount of the Debentures and $120,000 as a prepayment premium, for a total payment of $420,000 (the “Prepayment Amount”).  The Company shall pay $300,000 of the Prepayment Amount by one or more wire transfers of immediately available funds to the Holder pursuant to the wire transfer instructions set forth on the signature pages attached hereto on the Effective Date.  Of this $300,000, $193,333.33 shall be used to satisfy the entire outstanding amounts under the New Debenture and $106,667.67 shall be used to prepay outstanding principal under the Exchange Debenture.  The Company shall pay $120,000 of the Prepayment Amount by issuing to Holder 1,714,286 shares of the Company’s Common Stock (“Prepayment Shares”), at an effective price of $0.07 per Prepayment Share.  The Company shall issue and deliver the Prepayment Shares to Holder through The Depository Trust Company Deposit or Withdrawal at Custodian system for credit to the Holder’s account set forth on the signature page hereto on the Effective Date.

4.          Partial Conversion of Exchange Debenture.  Subject to the terms and conditions of this Amendment Agreement, the parties hereby agree that Holder will convert $300,000 in principal amount of the Exchange Debenture into shares of Common Stock at an effective Conversion Price of $0.07 per share.  As such, the Company shall deliver 4,285, 714 shares of Common Stock (the “Conversion Shares”) to the Holder through The Depository Trust Company Deposit or Withdrawal at Custodian system for credit to the Holder’s account set forth on the signature page hereto on the Effective Date.

5.          Issuance of Common Stock.  As consideration for the concessions provided by Holder herein, the Company hereby agrees to issue to Holder, and Holder hereby agrees to acquire from the Company, 2,857,143 shares of the Company’s Common Stock (“Shares”).  The Shares shall be issued to Holder on the Effective Date.  Within five (5) trading days of the Effective Date, the Company shall deliver to Holder a stock certificate representing Holder’s ownership of the Shares.

6.          Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Holder as of the date of its execution of this Amendment Agreement:

(a)          Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment Agreement and otherwise to carry out its obligations hereunder in accordance with the terms hereof.  The execution and delivery of this Amendment Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith.  This Amendment Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          No Conflicts.  The execution, delivery and performance of this Amendment Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, subject to the terms hereof, do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(c)          Issuance of the Securities.  The Conversion Shares and the Prepayment Shares are duly authorized and, when issued and paid for in accordance with this Amendment Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  [Note:  EGS to provide the opinion regarding issuance of shares without legends.] The Shares are duly authorized and, when issued in accordance with this Amendment Agreement, will be duly and validly issued, fully paid and nonassessable, fee and clear of all Liens imposed by the Company other than restrictions on transfer provided for herein.

7.          Representations and Warranties of Holder.  Holder hereby makes the representation and warranty set forth below to the Company as of the date of its execution of this Amendment Agreement:

(a)          Organization; Authority.  Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution and delivery of this Amendment Agreement and performance by Holder of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of Holder.  This Amendment Agreement has been duly executed by Holder, and when delivered by Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          Own Account.  Holder understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares (this representation and warranty not limiting Holder’s right to sell the Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

(c)          Holder Status.  Holder is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

8.          Transfer Restrictions.

(a)          The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer prior to a resale under a registration statement or Rule 144, any such transferee shall agree in writing to be bound by the terms of this Section 8 and shall make the representations set forth in Section 7 hereof. No such agreement shall be required after the Shares have been resold pursuant to a registration statement or Rule 144.

(b)          The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)          The legends on any certificates representing the Shares shall be removed and the Company shall issue a certificate without such legend to Holder if (i) the Shares are registered under the Securities Act, or (ii) following any sale of such Shares pursuant to, and in compliance with, Rule 144 under the Securities Act, or (iii) Holder provides the Company with reasonable assurances that Holder is not an Affiliate of the Company and that the Shares may be sold pursuant to Rule 144 under the Securities Act without volume limitations or current information requirements.

9.          Fees and Expenses.  The Company agrees to reimburse Hillair Capital Management LLC $40,000 for its legal fees and expenses in connection herewith; payable on the Effective Date.  Except as expressly set forth in this Amendment Agreement to the contrary, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amendment Agreement.

10.        Public Disclosure.  On or before 8:30 am (Eastern Time) on the second Trading Day immediately following the Effective Date, the Company shall file a Current Report on Form 8-K, reasonably acceptable to the Holder disclosing the material terms of the transactions contemplated hereby. The Company shall consult with the Holder in issuing any other press releases with respect to the transactions contemplated hereby.

11.        Effect on Debentures. Except as expressly set forth above, all of the terms and conditions of the Debentures shall continue in full force and effect after the execution of this Amendment Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Holder under the Debentures.  Notwithstanding the foregoing, this Amendment Agreement shall be deemed for all purposes as an amendment to the Debentures as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures and the other Transaction Documents, on the one hand, and the terms and provisions of this Amendment Agreement, on the other hand, the terms and provisions of this Amendment Agreement shall prevail.

12.        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be provided as set forth in the Purchase Agreement.

13.        Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Debentures shall be governed by the terms of the Debentures.

14.        Execution and Counterparts. This Amendment Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

15.        Conditions to Effectiveness of Amendment Agreement. This Amendment Agreement shall become effective contemporaneously with (i) the funding by TCA of the sum of $1,400,000 pursuant to the Credit Agreement (ii) the Company has raised at least $400,000 on or after May 9, 2013 under the Purchase Agreement from the sale of promissory notes and warrants to purchase Company common stock at Subsequent Closings (as defined in the Purchase Agreement) , and (iii) the receipt by Holder of evidence reasonably satisfactory to Holder that the members of NutraSA, a Delaware limited liability company (“NutraSA”), will accept the sum of $1,250,000 from the Company on or after April 1, 2013 as the Company’s co-investment in NutraSA.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RICEBRAN TECHNOLOGIES

By: /s/ W. John Short
Name: W. John Short, Chief Executive Officer

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR HOLDERS FOLLOW]

[HOLDER'S SIGNATURE PAGE TO RIBT AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Hillair Capital Investments L.P.
Signature of Authorized Signatory of Holder: /s/ Scott D. Kaufman
Name of Authorized Signatory: Scott D. Kaufman
Title of Authorized Signatory: Managing Partner of Hillair Capital Management LLC as investment advisor to Hillair Capital Investments LP

Wire Instructions:

The Conversion Shares and Prepayment Shares shall be delivered to the following DWAC Account Number: